Dear Shareholders:
--------------------------------------------------------------------------------
    The Lexington International Fund, Inc., appreciated by 13.57%* in 1996 versus 11.8% for the average international fund, according to Lipper Analytical Services, Inc. The unmanaged Morgan Stanley Capital International (EAFE) Index** advanced 6.0% this past year.

    The fourth quarter saw strong advances in most major markets except Japan. Lexington International Fund, Inc. underperformed in the fourth quarter due to the portfolio's "value" tilt. Holdings in European cyclicals and emerging markets where better value existed did not perform as well as European growth and financial stocks. For the year, the Fund benefitted from an underweighting of Japan which declined 15.5% in U.S. dollar terms on the unmanaged Morgan Stanley Capital International Japan Index**. Sweden and Finland were the standout markets in 1996 with dollar returns of 37.2% and 33.9% respectively on the unmanaged Morgan Stanley Capital International (EAFE) Index**. Holdings in Eastern Europe also provided strong gains. Falling inflation, budget cutting and corporate restructuring led to sharp rises in equities. The Fund had small positions in these markets as interest rates fell more than anticipated.

    The unmanaged Morgan Stanley Capital International European Index** appreciated 21.1% in 1996. European equities were propelled by falling interest rates and corporate restructuring. As Europe moves toward a single currency, interest rates in Finland, Sweden, and Spain fell dramatically. These markets responded with stocks rising 35-40%. Surprisingly, Italian interest rates fell almost 4% yet equities only gained 12.6%. The outlook for European equities remains favorable. Growth will continue to be muted by high unemployment levels. However, interest rates are likely to stay low due to budget cutting measures and low inflation. European companies are finally addressing shareholder concerns regarding competitiveness and profitability. Companies which have demonstrated a commitment to enhancing shareholder value through cost cutting, divestitures and share buy backs have been rewarded with higher share prices. This trend should continue over the next several years. Growth in Europe is likely to surprise on the upside in Germany and Switzerland as their weak currencies are stimulating exports. Cyclical stocks offer good value in these markets.

    Japanese equities continued to underperform the world. Most of the decline came in the fourth quarter as austere budget measures heightened fears of slow growth and weak profits for 1997. Japanese equities remain unattractive as both the public and private sector have been slow to restructure. A further sharp fall in equities could provide an opportunity as pressure would increase for restructuring to accelerate. The Japanese market has only rewarded investors who own "Nifty Fifty" stocks. These stocks are well known companies such as Sony, Canon, and Toyota which are competitive on an international basis. The portfolio has concentrated holdings in these stocks.

    Emerging markets saw great divergence in 1997 as winners included Poland up 57%, Hungary 104% and Brazil 38%. However, on the negative side Thailand fell 38% and Korea declined 38%. Currently, most emerging markets look very attractive as they have underperformed developed markets for three years. Latin America is enjoying accelerating economic activity which will positively impact profits. Asian markets generally remain attractive due to expected declines in interest rates and attractive valuation levels.

    International equities look attractive under current conditions. The Fund remains overweight in emerging markets such as Malaysia, Philippines, and Chile due to expectations of falling interest rates, strong profit growth and attractive stock prices. European equities are also favored with a focus on value cyclicals and restructuring companies. Finally, the Fund remains underweighted in Japanese equities with positions primarily in large world class companies. Further sharp falls could lead to opportunities in domestic cyclicals particularly if private and public sector restructuring emerges from the ruins.


                           Sincerely,

Richard T. Saler                             Robert M. DeMichele
Portfolio Manager                            President
February, 1997                               February, 1997


                                  CHART/BEGIN
               Printed version of this shareholder report contains a graphic chart indicating the comparison of change in value of a $10,000 investment in Lexington International Fund, Inc., and the unmanaged Morgan Stanley Capital International (EAFE) Index from 1/3/94 through 12/31/96
                                   CHART/END


 *13.57% and 8.34% are the one year and since commencement (1/3/94) average annual standard total returns, respectively, for the period ended December 31, 1996. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

**All country and regional  returns are from the  corresponding  Morgan  Stanley
  Capital International Indices. Returns are dollar based with net dividends reinvested.

(left column)

Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996

Number of                                                                Value
Shares                            Security                              (Note 1)
--------------------------------------------------------------------------------
             COMMON STOCKS: 97.8%
             Australia: 1.0%
    34,125   QBE Insurance Group, Ltd. ............................  $  179,699
                                                                     ----------

             Austria: 2.2%
     4,300   Bank Austria AG (Preferred Shares) ...................     166,612
     1,300   Wienerberger Baustoffindustrie AG ....................     251,856
                                                                     ----------
                                                                        418,468
                                                                     ----------
             Belgium: 1.3%
       800   Credit Communal Holding/Dexia2 .......................      72,912
     1,900   Credit Communal Holding/Dexia1,2 .....................     173,165
                                                                     ----------
                                                                        246,077
                                                                     ----------
             Brazil: 1.0%
    22,000   Aracruz Celulose S.A. (ADR) ..........................     181,500
                                                                     ----------

             Canada: 1.6%
     7,200   Jetform Corporation ..................................     130,500
    25,900   Noranda Forest, Inc. .................................     175,734
                                                                     ----------
                                                                        306,234
                                                                     ----------
             Chile: 3.0%
    27,850   Antofagasta Holdings Plc .............................     162,043
    16,000   Banco Santander (ADR) ................................     240,000
    11,400   Maderas y Sinteticos Sociedad
               Anonima S.A. (ADR) .................................     159,600
                                                                     ----------
                                                                        561,643
                                                                     ----------
             Finland: 1.0%
    10,800   Valmet Corporation ...................................     188,396
                                                                     ----------

             France: 6.8%
     2,580   Alcatel Alsthom ......................................     206,847
     4,300   Elf Aquitaine S.A. (ADR) .............................     194,575
     5,900   Lafarge ..............................................     353,292
     2,010   SGS-Thomson Microelectronics N.V.2 ...................     141,894
     3,130   Sidel ................................................     214,939
     1,550   Societe Generale de Surveillance
               Holding S.A. "B" ...................................     167,262
                                                                     ----------
                                                                      1,278,809
                                                                     ----------
             Germany: 4.6%
     7,300   Continental AG .......................................     131,211
     2,900   Daimler-Benz AG2 .....................................     199,467
     3,900   Deutsche Bank AG .....................................     181,953
     4,300   Hoechst AG ...........................................     202,847
       346   Sto AG (Preferred shares) ............................     162,772
                                                                     ----------
                                                                        878,250
                                                                     ----------
             Greece: 1.9%
     2,500   Ergo Bank S.A. .......................................     126,718
    13,600   Hellenic Telecommunications
               Organization S.A. ..................................     232,354
                                                                     ----------
                                                                        359,072
                                                                     ----------

(right column)

Number of                                                                Value
Shares                            Security                              (Note 1)
--------------------------------------------------------------------------------
             Hong Kong: 5.2%
    37,000   Citic Pacific, Ltd. ..................................  $  214,777
   379,000   Guangdong Investments ................................     365,036
   297,000   National Mutual Asia, Ltd. ...........................     282,217
    73,000   Peregrine Investment Holdings, Ltd. ..................     125,048
                                                                     ----------
                                                                        987,078
                                                                     ----------
             Hungary: 0.6%
     2,000   Pick Szeged Rt. ......................................     118,404
                                                                     ----------

             Indonesia: 1.5%
    51,000   PT Semen Cibinong ....................................     143,556
    77,500   PT Tambang Timah .....................................     141,058
                                                                     ----------
                                                                        284,614
                                                                     ----------
             Ireland: 2.8%
    29,000   Allied Irish Banks Plc ...............................     194,368
   108,800   Jefferson Smurfit Group ..............................     330,541
                                                                     ----------
                                                                        524,909
                                                                     ----------
             Italy: 3.0%
     6,100   Bulgari S.p.A. .......................................     123,565
    22,400   Istituto Mobiliare Italiano S.p.A. ...................     190,632
    54,400   Stet Societa' Finanziaria Telefonica
               S.p.A. .............................................     246,616
                                                                     ----------
                                                                        560,813
                                                                     ----------
             Japan: 14.4%
     3,857   Amway Japan, Ltd. ....................................     123,615
     9,000   Canon, Inc. ..........................................     198,501
    23,000   Citizen Watch Company, Ltd. ..........................     164,470
     3,000   CSK Corporation ......................................      78,573
       200   H.I.S. Company, Ltd. .................................       9,649
     2,200   Maruco Company, Ltd. .................................      73,731
    13,000   Matsushita Electric Industrial
               Company, Ltd. ......................................     211,683
    51,000   Mazda Motor Corporation ..............................     181,907
    10,000   Nitto Denko Corporation ..............................     146,463
    11,000   Nomura Securities Company, Ltd. ......................     164,901
         9   NTT Data Communications Systems
               Corporation ........................................     262,859
    18,000   Sodick2 ..............................................     148,876
     6,100   Sony Corporation .....................................     398,888
     6,000   Tokyo Electron, Ltd. .................................     183,510
     7,000   Toyota Motor Corporation .............................     200,827
    19,000   Yamato Kogyo Company, Ltd. ...........................     175,153
                                                                     ----------
                                                                      2,723,606
                                                                     ----------
             Malaysia: 5.7%
    27,000   Arab Malaysian Finance Bhd ...........................     150,742
     3,000   Berjaya Sports Toto Bhd ..............................      14,967
    26,000   Hong Leong Credit Bhd ................................     163,690
    76,000   Magnum Corporation Bhd ...............................     147,456
   101,000   MBF Capital Bhd ......................................     163,967
    31,000   Sime Darby Bhd .......................................     122,134
    20,000   Sime Darby Bhd1 ......................................      78,796
    58,000   Tanjong Plc ..........................................     231,954
                                                                     ----------
                                                                      1,073,706
                                                                     ----------

(left column)

Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)

Number of                                                                Value
Shares                            Security                              (Note 1)
--------------------------------------------------------------------------------
             Mexico: 1.3%
    15,000   Tubos De Acero De Mexico S.A.
               (ADR)2 .............................................  $  238,125
                                                                     ----------

             Netherlands: 0.8%
     3,880   Philips Electronics N.V. .............................     157,018
                                                                     ----------

             New Zealand: 4.0%
   198,800   Brierley Investments, Ltd. ...........................     184,002
    78,600   Carter Holt Harvey, Ltd. .............................     178,263
    35,100   Fisher & Paykel Industries, Ltd. .....................     137,636
    81,300   Fletcher Challenge Building ..........................     249,870
                                                                     ----------
                                                                        749,771
                                                                     ----------
             Norway: 2.2%
    35,100   Fokus Banken A.S. ....................................     213,328
    12,000   Saga Petroleum A.S. ..................................     201,084
                                                                     ----------
                                                                        414,412
                                                                     ----------
             Philippines: 2.7%
   446,300   C & P Homes, Inc. ....................................     229,089
   261,450   Filinvest Land, Inc.2 ................................      81,517
    24,000   Manila Electric Company "B" ..........................     196,198
                                                                     ----------
                                                                        506,804
                                                                     ----------
             Poland: 2.2%
     4,900   Debica S.A.2 .........................................     109,631
    10,242   Elektrim Towarzystwo Handlowe S.A. ...................      93,092
     3,535   Wedel S.A. ...........................................     174,247
       985   Zaklady Piwowarski w Zywcu S.A. ......................      45,798
                                                                     ----------
                                                                        422,768
                                                                     ----------
             Portugal: 1.0%
     3,000   Telecel-Communicacaoes Pessoais,
               S.A.1,2 ............................................     191,304
                                                                     ----------

             Russia: 1.2%
     4,900   LUKoil Holdings of Russia (ADR) ......................     228,242
                                                                     ----------

             Singapore: 4.9%
    21,000   City Developments, Ltd. ..............................     189,160
    43,200   Clipsal Industries, Ltd. .............................     157,248
    53,000   DBS Land, Ltd. .......................................     195,129
    36,000   Inchcape Bhd .........................................     125,077
    44,000   Jardine Strategic Holdings, Ltd. .....................     159,280
    38,000   Want Want Holdings2 ..................................      99,940
                                                                     ----------
                                                                        925,834
                                                                     ----------
             Spain: 3.4%
     1,000   Banco Popular Espanol S.A. ...........................     196,041
     3,600   Banco Santander S.A. .................................     229,990
     5,800   Repsol S.A. ..........................................     222,056
                                                                     ----------
                                                                        648,087
                                                                     ----------

(right column)

Number of
Shares
or Principal                                                             Amount
Amount                            Security                              (Note 1)
--------------------------------------------------------------------------------
             Sweden: 2.2%
     2,890   Astra AB ............................................. $   142,637
    15,900   Skandinaviska Enskilda Banken ........................     163,005
     4,100   Svenska Handelsbanken ................................     117,691
                                                                    -----------
                                                                        423,333
                                                                    -----------
             Switzerland: 4.4%
       150   ABB AG ...............................................     186,003
       180   Nestle S.A. ..........................................     192,639
        37   Roche Holdings AG ....................................     286,996
       300   Winterthur Schweizerische
               Versicherungs-Gesellschaft .........................     172,932
                                                                    -----------
                                                                        838,570
                                                                    -----------
             Thailand: 0.5%
     9,000   BEC World Public Company, Ltd.2 ......................      81,435
     8,500   Property Perfect Public Company, Ltd. ................       8,785
                                                                    -----------
                                                                         90,220
                                                                    -----------
             United Kingdom: 9.4%
   149,600   Aegis Group Plc ......................................     156,166
    30,100   British Telecommunications Plc .......................     203,207
    17,700   D.F.S. Furniture Company Plc .........................     182,800
    55,600   Grand Metropolitan Plc ...............................     436,731
    12,060   RTZ Corporation Plc ..................................     193,277
    88,500   Tomkins Plc ..........................................     406,643
    45,100   Vodafone Group Plc ...................................     190,248
                                                                    -----------
                                                                      1,769,072
                                                                    -----------
             TOTAL COMMON STOCKS
               (Cost $16,920,539) .................................  18,474,838
                                                                    -----------
             SHORT-TERM INVESTMENTS: 5.7%
$1,100,000   United States Treasury Bill,
               5.16%, due 04/17/97
               (Cost $1,083,514) ..................................   1,083,577
                                                                    -----------
             TOTAL INVESTMENTS: 103.5%
               (Cost $18,004,053+) (Note 1) .......................  19,558,415

             Liabilities in excess of other assets:
               (3.5%) .............................................    (667,447)
                                                                    -----------
             TOTAL NET ASSETS: 100.0%
               (equivalent to $10.86 per share on
               1,738,991 shares outstanding) ...................... $18,890,968
                                                                    ===========

1Restricted security (Note 8).
2Non-income producing security.
ADR-American Depository Receipt.
+Aggregate cost for Federal income tax purposes is $18,017,876.

Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)

--------------------------------------------------------------------------------
At December 31, 1996, the composition of the Fund's net assets by industry concentration was as follows: Banking 12.6%

(left column)

Banking .................... 12.6%
Capital Equipment ..........  6.3
Construction & Housing .....  1.2
Consumer durable ...........  9.7
Consumer non durable .......  6.3
Electric & Electronics .....  5.0
Energy Sources .............  4.5

(middle)

Financial Services ......... 10.5
Health & Personal Care .....  2.3
Materials .................. 15.7
Merchandising ..............  1.0
Multi-industry .............  8.5%
Real Estate ................  2.5
Services ...................  4.4

(right)

Telecommunications .........  5.6
Trade ......................  0.5
Utilities ..................  1.0
Other assets ...............  2.4
                            -----
Total Net Assets ...........100.0%

    The Notes to Financial Statements are an integral part of this statement.

Lexington International Fund, Inc.
Statement of Assets and Liabilities
December 31, 1996

Assets
Investments, at value (cost $18,004,053) (Note 1) .............................................    $19,558,415
Receivable for investment securities sold .....................................................        779,484
Dividends and interest receivable .............................................................         11,649
Foreign taxes recoverable .....................................................................         15,616
Deferred organization expenses, net (Note 1) ..................................................         21,848
                                                                                                   -----------
     Total Assets .............................................................................     20,387,012
                                                                                                   -----------

Liabilities
Due to custodian bank .........................................................................        697,420
Due to Lexington Management Corporation (Note 2) ..............................................         15,414
Payable for investment securities purchased ...................................................        473,645
Distributions payable .........................................................................        115,821
Accrued expenses ..............................................................................        179,733
Unrealized loss on open forward contracts (Note 7) ............................................         14,011
                                                                                                   -----------
     Total Liabilities ........................................................................      1,496,044
                                                                                                   -----------

Net Assets (equivalent to $10.86 per share on 1,738,991 shares outstanding) (Note 4) ..........    $18,890,968
                                                                                                   ===========
Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares,
  $.001 par value per share ...................................................................    $     1,739
Additional paid-in capital (Note 1) ...........................................................     17,515,385
Distributions in excess of net investment income (Note 1) .....................................        (56,485)
Accumulated net realized loss on investments and foreign currency transactions (Note 1) .......       (109,189)
Net unrealized appreciation of investments and foreign currency transactions ..................      1,539,518
                                                                                                   -----------
     Total Net Assets .........................................................................    $18,890,968
                                                                                                   ===========


    The Notes to Financial Statements are an integral part of this statement.

Lexington International Fund, Inc.
Statement of Operations
Year ended December 31, 1996

Investment Income
Dividends ............................................................$  369,432
Interest .............................................................    73,726
                                                                      ----------
                                                                         443,158
Less: foreign tax expense ............................................    50,291
                                                                      ----------
     Total investment income .........................................                   $  392,867

Expenses
  Investment advisory fee (Note 2) ...................................   190,486
  Custodian fees .....................................................    72,419
  Distribution expenses (Note 3) .....................................    47,446
  Printing and mailing ...............................................    31,981
  Transfer agent and shareholder servicing
    expenses (Note 2) ................................................    29,390
  Accounting expense (Note 2) ........................................    20,422
  Registration fees ..................................................    17,861
  Professional fees ..................................................    16,501
  Directors' fees and expenses .......................................    15,440
  Amortization of deferred  organization costs (Note 1) ..............     9,613
  Computer processing fees ...........................................     8,690
  Other expenses .....................................................     6,352
                                                                      ----------
     Total expenses                                                                         466,601
                                                                                         ----------
         Net investment loss                                                                (73,734)

Realized and Unrealized Gain on Investments (Note 5)
  Net realized gain on:
      Investments .................................................... 1,564,268
      Foreign currency transactions ..................................   597,532
                                                                      ----------
        Net realized gain ............................................                    2,161,800
  Net change in unrealized appreciation on:
      Investments ....................................................   710,807
      Foreign currency translations of other assets and liabilities ..  (333,257)
                                                                      ----------
        Net change in unrealized appreciation ........................                      377,550
                                                                                         ----------
        Net realized and unrealized gain .............................                    2,539,350
                                                                                         ----------
Increase in Net Assets Resulting from Operations .....................                   $2,465,616
                                                                                         ==========



   The Notes to Financial Statements are an integral part of this statement.

Lexington International Fund, Inc.
Statement of Changes in Net Assets
Years ended December 31, 1996  and 1995

                                                                         1996               1995
                                                                     -----------        -----------
Net investment loss ................................................ $   (73,734)       $   (20,029)

Net realized gain from investments and foreign
  currency transactions ............................................   2,161,800            511,634

Net change in unrealized appreciation of investments
  and foreign currency translations ................................     377,550            500,347
                                                                     -----------        -----------
     Net increase in net assets resulting from operations ..........   2,465,616            991,952

Distributions to shareholders from net investment income ...........    (319,185)          (398,985)

Distributions to shareholders in excess of net investment income
  (Note 1) .........................................................         -             (172,849)

Distributions to shareholders from net realized gains from security
  transactions (Note 1) ............................................  (1,538,614)           (33,076)

Increase (decrease) in net assets from capital share transactions
  (Note 4) .........................................................     428,512           (375,760)
                                                                     -----------        -----------
Net increase in net assets .........................................   1,036,329             11,282

Net Assets:
  Beginning of period ..............................................  17,854,639         17,843,357
                                                                     -----------        -----------
  End of period (including distributions in excess of net investment
    income of $56,485 and $172,849, respectively) .................. $18,890,968        $17,854,639
                                                                     ===========        ===========





  The Notes to Financial Statements are an integral part of these statements.

Lexington International Fund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995

1. Significant Accounting Policies

    Lexington International Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital through investment in common stocks and equivalents of companies domiciled in foreign countries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

    Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

    Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes.

Lexington International Fund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995 (continued)


    Deferred Organization Expenses Organization expenses aggregating $48,067 have been deferred and are being amortized on a straight-line basis over five years.

    Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

    The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1996.

    The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $38,676 which are incurred by the Fund, but paid by LMC.

3. Distribution Plan

    The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1996 were $47,446 and are set forth in the statement of operations.

4. Capital Stock

    Transactions in capital stock were as follows:

                                         Year ended            Year ended
                                      December 31, 1996     December 31, 1995
                                    -------------------------------------------
                                      Shares    Amount      Shares     Amount
                                      ------    ------      ------     ------

Shares sold .......................  317,658  $3,566,613   179,998   $1,853,463

Shares issued on reinvestment
  of dividends ....................  149,131   1,605,600    39,453      417,018
                                     -------   ---------   -------    ---------
                                     466,789   5,172,213   219,451    2,270,481

Shares redeemed ................... (412,925) (4,743,701) (255,544)  (2,646,241)
                                     -------   ---------   -------    ---------
Net increase (decrease) ...........   53,864   $ 428,512   (36,093)   $(375,760)
                                     =======   =========   =======    =========

Lexington International Fund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995 (continued)

5. Purchases and Sales of Investment Securities

    The cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, excluding short-term securities, were $19,713,660 and $20,850,074 respectively.

    At December 31, 1996, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,120,483 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $594,788.

6. Investment and Concentration Risks

    The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    In  addition  to the risks  described  above,  risks may arise from  forward
foreign  currency   contracts  as  a  result  of  the  potential   inability  of
counterparties to meet the terms of their contracts.

7. Forward Foreign Exchange Contracts

    At December 31, 1996, the Fund was committed to sell foreign currencies under the following forward foreign exchange contracts:

                                                                      Unrealized
                           Settlement    Contract   Contract  Current   Loss at
       Security               Date        Amount      Rate     Rate    12/31/96
       --------            ----------    --------   --------  ------- ----------
New Zealand Dollar .......  04/01/97    $ 558,418    0.686    0.703    ($14,011)
                                                                       ========
8. Restricted Securities

    The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                  Acquisition      Average cost Market % of Net
               Security               Date    Shares per share   Value  Assets
               --------           ----------- ------ --------- ------- --------
Credit Communal Holding/Dexia .......11/20/96  1,900  $86.53   $173,165  0.92%
Sime Darby Bhd ......................11/26/96 20,000    3.56     78,796  0.42%
Telecel-Communicacaoes Pessoais, S.A.12/09/96  3,000   50.66    191,304  1.01%
                                                               --------  -----
                                                               $443,265  2.35%
                                                               ========  =====

    Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

Lexington International Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:




                                                                    Year ended December 31,
                                                                  ----------------------------
                                                                   1996       1995       1994
                                                                  ------     ------     ------
Net asset value, beginning of period ..........................   $10.60     $10.37     $10.00
                                                                  ------     ------     ------
Income (loss) from investment operations:
  Net investment loss .........................................    (0.02)     (0.01)     (0.08)
  Net realized and unrealized gain on investments and foreign
    currency holdings .........................................     1.45       0.61       0.67
                                                                  ------     ------     ------
  Total income from investment operations .....................     1.43       0.60       0.59
                                                                  ------     ------     ------

Less distributions:
  Distributions from net investment income ....................    (0.20)         -          -
  Dividends in excess of net investment income (temporary book-
    tax difference) ...........................................        -      (0.35)         -
  Distributions from net realized gains .......................    (0.97)     (0.02)     (0.10)
  Distributions in excess of net realized gains
    (temporary book-tax difference) ...........................        -          -      (0.12)
                                                                  ------     ------     ------
  Total distributions .........................................    (1.17)     (0.37)     (0.22)
                                                                  ------     ------     ------
Net asset value, end of period ................................   $10.86     $10.60     $10.37
                                                                  ======     ======     ======

Total return ..................................................   13.57%      5.77%      5.87%
Ratio to average net assets:
  Expenses ....................................................    2.45%      2.46%      2.39%
  Net investment loss .........................................   (0.39%)    (0.12%)    (0.94%)
Portfolio turnover rate .......................................  113.55%    137.72%    100.10%
Average commissions paid on equity security transactions* .....   $0.03%         -           -
Net assets at end of period (000's omitted) ...................  $18,891    $17,855    $17,843


*In accordance with recent SEC disclosure guidelines, the average commissions are calculated for the current period, but not for prior periods.

Independent Auditors' Report


The Board of Directors and Shareholders
Lexington International Fund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington International Fund, Inc. as of December 31, 1996, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the two year period then ended and for the period from January 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington International Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the two year period then ended and for the period from January 3, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP



New York, New York
February 10, 1997

(left column)

LEXINGTON
INVESTOR SERVICES
-----------------------------------------

As a Lexington shareholder, you should be aware of the many services available to you.

No Load-The  Lexington  Funds are no load
funds.    That   is,    investments   and
redemptions are made without any sales charges, commissions or redemption fees.

                --------

Free Telephone Exchange-Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                --------

Check Writing  Privileges-Lexington Money
Market Trust and Lexington Tax Free Money
Fund permit investors immediate access to
their   funds  with  check   writing  for
withdrawals from their account.

                --------

Tax Sheltered Plans-IRA,  Keogh, Pension,
and Profit  Sharing  Prototype  Plans are
available to qualified individuals. These
plans   offer   investment    flexibility
through  the  Share   Exchange   Service,
simplified record keeping, convenience and investment supervision.

                --------

Custodial Accounts for Minors-Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                --------

Systematic Withdrawal Plan-An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                --------

Complete  Record  Keeping-A  statement is
provided   for   every   transaction   in
addition to a year-end statement with tax information.

(right column)

The Lexington Group of
No Load Investment Companies

Lexington Worldwide Emerging Markets Fund, Inc. -Seeks long-term growth of capital primarily through invest-ment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington  Global  Fund,   Inc.-Seeks  long-term  growth  of
capital primarily through investment in common stocks of companies domiciled in foreign countries and the United
States.

Lexington International Fund, Inc.-Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

Lexington Troika Dialog Russia Fund, Inc.-Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

Lexington  Crosby  Small Cap Asia  Growth  Fund,  Inc.-Seeks
long-term  capital   appreciation   through   investment  in
companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Ramirez Global Income Fund-Seeks high current income. Capital appreciation is a secondary objective. The
Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Lexington Goldfund, Inc.-Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

Lexington  Growth  and  Income  Fund,   Inc.-Seeks   capital
appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

Lexington Corporate Leaders Trust Fund-Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

Lexington SmallCap Value Fund,  Inc.-Seeks long-term capital
appreciation   through   investment   in  common  stocks  of
companies  domiciled  in the  United  States  with a  market
capitalization   of   less   than  $1   billion.

Lexington Convertible Securities Fund-Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

Lexington GNMA Income Fund, Inc.-Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Lexington Money Market Trust-Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

Lexington Tax Free Money Fund, Inc.-Seeks current income exempt from Federal income taxes while maintaining stability of principal, liquidity and preservation of capital.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

(left column)

Lexington
International Fund, Inc.

Investment Adviser
--------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
--------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    ------------------------------------------
     All shareholder requests for services of any kind should be sent to:

     Transfer Agent
    ------------------------------------------
     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missouri 64105

     Or call toll free:
     Service and Sales: 1-800-526-0056
     24 Hour Account Information:
     1-800-526-0052
    ------------------------------------------



--------------------------------------------------------
(800) 526-0052

                        "LEXLINE"
       24 hour toll-free telephone access to your
                 Lexington Fund account
      Price/Yield * Account Balances * Exchanges *
 Last Transactions * Total Return * Duplicate Statements
--------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington International Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


(right column)

                       -----------------------------------
                                    LEXINGTON
                       -----------------------------------


                       -----------------------------------
                                    LEXINGTON
                                  INTERNATIONAL
                                   FUND, INC.

                                  (filled box)

                       Seeks long-term growth of capital,
                         primarily through investment in
                           common stocks of companies
                         domiciled in foreign countries.

                                   (filled box)

                                  ANNUAL REPORT
                                DECEMBER 31, 1996


                               The Lexington Group
                                   of No Load
                              Investment Companies

                       -----------------------------------